Credit Suisse Trust Funds
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2004

Portfolio:			Credit Suisse Trust Global Post Venture
				Capital Portfolio


Security:			Corgentech Inc


Date Purchased:			2/11/2004


Price Per Share:		$15.32


Shares Purchased
by the Portfolio *:		4,100


Total Principal Purchased
by the Portfolio *:		$62,812.00


% of Offering Purchased
by the Portfolio:	        0.08%


Broker:				Lehman Brothers



Portfolio:			Credit Suisse Trust Global Post Venture
				Capital Portfolio

Security:			Kinetic Concepts Inc


Date Purchased:			2/23/2004


Price Per Share:		$28.92


Shares Purchased
by the Portfolio *:		6,100


Total Principal Purchased
by the Portfolio *:		$176,412.00


% of Offering Purchased
by the Portfolio:	        0.04%


Broker:				Merrill Lynch





Portfolio:			Credit Suisse Trust Mid-Cap Growth
				Portfolio

Security:			Kinetic Concepts Inc


Date Purchased:			2/23/2004


Price Per Share:		$28.92


Shares Purchased
by the Portfolio *:		2,300


Total Principal Purchased
by the Portfolio *:		$66,516.00


% of Offering Purchased
by the Portfolio:	        0.02%


Broker:				Merrill Lynch





Portfolio:			Credit Suisse Trust Small Cap Growth
				Portfolio

Security:			Corgentech Inc


Date Purchased:			2/11/2004


Price Per Share:		$15.32


Shares Purchased
by the Portfolio *:		30,500

Total Principal Purchased
by the Portfolio *:		$467,260.00


% of Offering Purchased
by the Portfolio:	        0.61%


Broker:				Lehman Brothers





Portfolio:			Credit Suisse Trust Small Cap Growth
				Portfolio

Security:			Kinetic Concepts Inc


Date Purchased:			2/23/2004


Price Per Share:		$28.92


Shares Purchased
by the Portfolio *:		43,800


Total Principal Purchased
by the Portfolio *:		$1,266,696


% of Offering Purchased
by the Portfolio:	        0.31%


Broker:				Merrill Lynch





Portfolio:			Credit Suisse Trust Small Cap Growth
				Portfolio

Security:			Cytokinetics


Date Purchased:			4/29/2004


Price Per Share:		$13.00


Shares Purchased
by the Portfolio *:		22,300


Total Principal Purchased
by the Portfolio *:		$289,900


% of Offering Purchased
by the Portfolio:	        0.38%


Broker:				Goldman Sachs